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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


         Date of Report (Date of Earliest Event Reported): May 14, 2004

                                 SIMMONS COMPANY
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          333-76723                                    13-3875743
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  (Commission File Number)              (I.R.S. Employer Identification No.)

   ONE CONCOURSE PARKWAY, SUITE 800,
           ATLANTA, GEORGIA                                30328-6188
----------------------------------------          -----------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (770) 512-7700
        ---------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
        ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On May 14, 2004, the registrant issued the press release filed as
Exhibit 99.1 hereto relating to the intention of THL Bedding Holding Company to pursue an initial public offering of its common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits

               99.1 - Press release issued May 14, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


SIMMONS COMPANY

By:     /s/ William S. Creekmuir
   --------------------------------------------
        William S. Creekmuir
        Executive Vice President and Chief Financial Officer

Date: May 14, 2004


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                                  EXHIBIT INDEX

Exhibit
Number              Exhibit Name
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
99.1        Press release dated as of May 14, 2004.
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